UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2005

                        Commission File number 000-30654

                            APROPOS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



                 ILLINOIS                               36-3644751
      (State or other jurisdiction of      (I.R.S. Employer Identification No.)
      incorporation or organization)


                           ONE TOWER LANE, 28TH FLOOR
                        OAKBROOK TERRACE, ILLINOIS 60181
          (Address of principal executive offices, including zip code)

                                 (630) 472-9600
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 26, 2005, Apropos Technology, Inc. (the "Registrant") issued a press release announcing its results for the second quarter ended June 30, 2005. In conjunction with that press release, the Registrant conducted a conference call on July 26, 2005 to discuss those results with investors and financial analysts. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference in its entirety.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

            99.1           Press Release dated July 26, 2005.

            99.2           Conference Call Transcript.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on July 28, 2005.

                            Apropos Technology, Inc.

                            By: /s/  Francis J. Leonard
                                     -------------------------------------------
                                     Francis J. Leonard
                                     Chief Financial Officer and Vice President
                                     (Principal Financial Officer and Authorized
                                     Officer)




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